CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Stephen Roussin, Principal Executive Officer of UBS Tamarack International Fund, L.L.C. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    8/26/08                        /s/ Stephen Roussin
     -------------------------------   -----------------------------------------
                                        Stephen Roussin, Principal Executive
                                        Officer


I, Robert Aufenanger, Principal Financial Officer of UBS Tamarack International Fund, L.L.C. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    8/26/08                        /S/ ROBERT AUFENANGER
     -------------------------------   -----------------------------------------
                                        Robert Aufenanger, Principal Financial
                                        Officer